SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                ----------------

                                 April 30, 2003
                          ---------------------------
                Date of Report (Date of Earliest Event Reported)


                           MAXCOR FINANCIAL GROUP INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


               Delaware                   0-25056             59-3262958
     ----------------------------    ----------------     -------------------
     (State or Other Jurisdiction    (Commission File      I.R.S. Employer
          of Incorporation)               Number)         Identification No.)

                          One Seaport Plaza, 19th Floor
                               New York, New York
                        --------------------------------
                    (Address of Principal Executive Offices)

                                      10038
                                 --------------
                                   (Zip Code)

                                 (646) 346-7000
                       ----------------------------------
              (Registrant's Telephone Number, Including Area Code)


                               One New York Plaza
                            New York, New York 10292
                   ------------------------------------------
                   (Former Name or Former Address, if Changed
                               Since Last Report)




                         The Exhibit Index is on Page 4


                                Page 1 of 5 Pages

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)     Exhibits.

99.1    Letter to Stockholders, dated April 30, 2003.


Item 9. Regulation FD Disclosure

        In connection with the Registrant's 2003 Annual Meeting of Stockholders, to be held June 5, 2003, the Registrant began mailing today to all stockholders of record as of April 25, 2003 a copy of the Registrant's Proxy Statement for the 2003 Annual Meeting and a copy of the Registrant's 2002 Annual Report. Attached as Exhibit 99.1 hereto is a Letter to Stockholders that was included as part of the 2002 Annual Report.

        The furnishing of the Letter to Stockholders as an exhibit to this Report is not to be deemed an admission that the letter contains material information that is required to be publicly disclosed in the manner contemplated by Regulation FD Rule 101(e)(2).



                               Page 2 of 5 Pages

                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MAXCOR FINANCIAL GROUP INC.


                                        By: /s/  ROGER SCHWED
                                           ------------------------------------
                                           Name:  Roger Schwed
                                           Title: Executive Vice President
                                                  and General Counsel



Date: April 30, 2003





                               Page 3 of 5 Pages

                                  EXHIBIT INDEX


Exhibit No.     Description                                     Page No.
----------      -----------                                     --------

99.1            Letter to Stockholders, dated April 30, 2003       5





                                Page 4 of 5 Pages